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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):                   MAY 20, 2002


                              HATHAWAY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



         COLORADO                        0-4041                     84-0518115
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)



               8228 PARK MEADOWS DRIVE, LITTLETON, COLORADO 80124
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                    (Address of Principal executive offices)



Registrant's telephone number, including area code                  303-799-8200



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

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                              HATHAWAY CORPORATION
Item 5. Other Events.

     Hathaway Corporation (the "Company") is filing this Form 8-K to report information disclosed in the Company's press releases dated (i) May 20, 2002 to announce the sale of its power and process business and (ii) May 21, 2002 to announce the appointment of a new president and its new growth strategy.

     The press release announcements are incorporated herein by reference and are attached as exhibits to the report on this form.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     c)   Exhibits.

     99.1 Press release by Hathaway Corporation dated May 20, 2002.

     99.2 Press release by Hathaway Corporation dated May 21, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HATHAWAY CORPORATION

DATE: May 21, 2002                      By: /s/ Richard D. Smith
                                            ---------------------
                                            Chief Executive Officer
                                            and Chief Financial Officer